VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT (unaudited)

DECEMBER 31, 2022

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests. We take pride in our continued commitment to provide prompt, courteous service to our policyowners. For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

No independent auditor has expressed an opinion or any other form of assurance with respect to any information contained in this annual report.

The investment results presented in this report are historical and are no indication of future performance.

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF NET ASSETS (unaudited)

AT DECEMBER 31, 2022

Investments in:	Cost	Number of Shares	NAV	Assets at Market Value	Dividends Receivable	Due from (to) Monarch Life Insurance Company	Net Assets
U.S. Government Money Fund	$2,631,992	2,631,992	$1.00	$2,631,992	$-	$(46,070)	$2,585,922
Discovery Mid Cap Growth Fund	10,346,795	139,706	55.51	7,755,089	-	(147,741)	7,607,348
Capital Appreciation Fund	19,428,332	406,300	34.77	14,127,037	-	(143,403)	13,983,634
Conservative Balanced Fund	13,672,974	912,428	13.92	12,700,999	-	(203,477)	12,497,523
Global Strategic Income Fund	380,829	76,570	3.94	301,687	-	(25,454)	276,233
Core Plus Bond Fund	968,970	164,888	5.56	916,778	-	(14,738)	902,040

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (unaudited)

FOR THE YEAR ENDED DECEMBER 31, 2022

	U.S. Government Money Fund Division	Core Bond Fund Division	Discovery Mid Cap Growth Fund Division	Capital Appreciation Fund Division	Conservative Balanced Fund Division	Global Strategic Income Fund Division	Core Plus Bond Fund Division
Investment Income:
Dividends	$30,095	$34,897	$-	$-	$188,758	$-	$5,466
Expenses:
Risk Charges and Administrative Expenses	(15,642)	(2,180)	(54,679)	(104,787)	(86,642)	(1,938)	(3,989)
Transaction Charges	-	-	-	-	-	-	-

Net Investment Income (Loss)	14,453	32,717	(54,679)	(104,787)	102,116	(1,938)	1,477

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	-	(182,098)	242,075	288,675	148,952	(33,470)	(3,676)
Net Unrealized Gains (Losses)	-	33,927	(6,403,704)	(12,534,609)	(4,066,728)	(8,493)	(52,192)
Capital Gain Distributions	-	-	2,395,009	5,695,966	1,028,566	-	593

Net Losses	-	(148,171)	(3,766,620)	(6,549,968)	(2,889,210)	(41,963)	(55,275)

Net Increase (Decrease) in Net Assets Resulting from Operations	14,453	(115,454)	(3,821,299)	(6,654,755)	(2,787,094)	(43,901)	(53,798)

Transfers of Net Premiums	-	-	-	-	-	-	-
Transfers of Policy Loading, Net	-	-	-	-	-	-	-
Transfers Due to Deaths	(95,619)	(9,667)	(548,996)	(232,955)	(730,589)	(116,184)	(66,536)
Transfers Due to Other Terminations	416	238	27,474	(214)	(330,066)	(67)	61
Transfers Due to Policy Loans	71,008	-	(3,946)	53,467	88,295	2,906	272
Transfers of Cost of Insurance	(107,697)	(6,744)	(202,307)	(378,775)	(291,057)	(16,055)	(16,206)
Transfers of Net Loan Cost	(17,011)	386	(18,857)	(25,237)	(22,680)	(2,491)	(991)
Transfers Among Investment Divisions	372,737	(1,042,012)	(191,527)	(264,581)	86,997	(853)	1,039,239

Net Increase (Decrease) in Net Assets Resulting from Principal Transactions	223,834	(1,057,799)	(938,158)	(848,295)	(1,199,101)	(132,744)	955,838

Total Increase (Decrease) in Net Assets	238,287	(1,173,253)	(4,759,457)	(7,503,050)	(3,986,195)	(176,645)	902,040
Net Assets - Beginning of Year	2,347,635	1,173,253	12,366,805	21,486,684	16,483,718	452,877	-

Net Assets - End of Year	$2,585,922	$-	$7,607,348	$13,983,634	$12,497,523	$276,233	$902,040

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (unaudited)

FOR THE YEAR ENDED DECEMBER 31, 2021

	U.S. Government Money Fund Division	Core Bond Fund Division	Discovery Mid Cap Growth Fund Division	Capital Appreciation Fund Division	Conservative Balanced Fund Division	Global Strategic Income Fund Division
Investment Income:
Dividends	$179	$25,417	$—	$—	$246,509	$22,547
Expenses:
Risk Charges and Administrative Expenses	(15,939)	(7,433)	(81,134)	(130,726)	(103,156)	(2,905)
Transaction Charges	-	-	-	-	-	-

Net Investment Income (Loss)	(15,760)	17,984	(81,134)	(130,726)	143,353	19,642

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	-	(5,693)	1,387,441	961,485	275,762	(9,241)
Net Unrealized Gains (Losses)	-	(85,508)	(428,659)	2,103,055	301,172	(30,677)
Capital Gain Distributions	-	45,231	1,274,726	1,110,299	842,813	-

Net Gains and (Losses)	-	(45,970)	2,233,508	4,174,839	1,419,747	(39,918)

Net Increase (Decrease) in Net Assets Resulting from Operations	(15,760)	(27,986)	2,152,374	4,044,113	1,563,100	(20,276)

Transfers of Net Premiums	-	-	-	-	-	-
Transfers of Policy Loading, Net	-	-	-	-	-	-
Transfers Due to Deaths	(144,936)	(19,272)	(173,759)	(1,142,996)	(470,380)	(31,422)
Transfers Due to Other Terminations	(123,213)	(14)	(1,770,184)	(27,680)	(150,372)	161
Transfers Due to Policy Loans	57,662	87	(27,685)	5,448	82,194	5,689
Transfers of Cost of Insurance	(94,737)	(26,697)	(266,518)	(438,717)	(331,296)	(19,868)
Transfers of Net Loan Cost	(12,117)	(1,637)	(21,313)	(36,006)	(25,106)	(2,539)
Transfers Among Investment Divisions	172,767	(3,002)	19,477	(15,510)	(178,294)	4,562

Net Increase (Decrease) in Net Assets Resulting from Principal Transactions	(144,574)	(50,535)	(2,239,982)	(1,655,461)	(1,073,254)	(43,417)

Total Increase (Decrease) in Net Assets	(160,334)	(78,521)	(87,608)	2,388,652	489,846	(63,693)
Net Assets - Beginning of Year	2,507,969	1,251,774	12,454,413	19,098,032	15,993,872	516,570

Net Assets - End of Year	$2,347,635	$1,173,253	$12,366,805	$21,486,684	$16,483,718	$452,877

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2022

NOTE 1-ORGANIZATION

Variable Account B of Monarch Life Insurance Company (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act). Each of the six investment divisions of the Account are invested solely in the shares of six corresponding separate funds of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Funds), an open-end series management investment company registered under the 1940 Act. The Funds’ investment advisor is Invesco Advisers, Inc.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits. Additional assets are held in Monarch Life’s general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life makes certain deductions from premiums before such amounts are transferred to the Account. The deductions are for (1) premiums for optional benefits, (2) additional premiums for extra mortality risks, (3) sales load, and (4) state premium taxes. For certain policies, the sum of deductions (3) and (4) is initially included in the investment base of a policyowner in the Account. This allocated policy loading is subtracted from that policyowner’s investment base in installments during subsequent policy years.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re). On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court). A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked, or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Monarch Life, as well as other life insurance companies, perform annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of their reserves.

In February 2021, the Society of Actuaries (SOA) released an “Analysis of Claim Termination Experience from 2006 to 2014” which was revised in August 2021 (the Analysis). Monarch Life’s Appointed Actuary, Kimberly M. Steiner of Willis Towers Watson (WTW), advised that implementation of the Analysis as part of Monarch Life’s cash flow testing would require significant reserve strengthening based on estimates using prior year-end data and assumptions. Monarch Life requested WTW to consider using the methodologies used in prior years rather than implementing the assumptions from the Analysis given the recency of the publication of the Analysis and Monarch Life’s desire to more fully evaluate its impact and applicability to Monarch Life’s policies. Based on past experience studies, management’s position is that their policies and experience more closely aligns with the data in the 2013 IDI Basic table, not the Analysis. However, in February 2022, WTW informed Monarch Life that they had determined that the Analysis would need to be implemented for year-end 2021 cash flow testing. WTW provided a brief overview of the Analysis and its implementation for Monarch Life which indicated reserve strengthening of $25 million would be required. The amount of strengthening is large relative to Monarch Life’s current net disability income claim reserve of $140.4 million; an increase of approximately 17.8%. Monarch Life did not make any reserve strengthening adjustments relative to the Analysis in its 2021 Annual Statement.

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2022

NOTE 1-ORGANIZATION (continued)

WTW then issued an adverse statement of actuarial opinion, and Monarch Life informed the Massachusetts Division of Insurance of this actuarial opinion.

The Massachusetts Commissioner of Insurance, as Rehabilitator of Monarch Life, subsequently engaged Milliman, Inc.(Milliman), to conduct a review of Monarch Life’s individual disability income business with a focus on the new experience study released by the SOA in 2021. Given the importance of the matter, Monarch Life management and the Rehabilitator determined that a second review was appropriate before making such a significant reserve adjustment. Milliman was retained in March 2022, initially, to assess the adequacy of Monarch Life’s disability income reserves at December 31, 2021. This involved a detailed actuarial review of the statutory reserves supporting the Monarch Life disability income block at December 31, 2021, with emphasis on claim termination rates and the applicability of the Analysis. Milliman was engaged with the express understanding that it would be given any information it wished, a mandate to do whatever work it deemed necessary, and with no expectation as to its ultimate conclusions. Milliman completed an independent experience analysis of claim termination rates for Monarch Life’s disability income business reflecting experience from January 1, 2007 through December 31, 2021, and performed additional retrospective testing. Milliman ultimately determined in May 2022 that the reserve basis used by Monarch Life for its disability income business was reasonable and adoption of the claim termination rates included in the Analysis was not required. Rather, Milliman and management determined that Monarch Life’s experience was credible and more closely aligns with the data within the 2013 IDI Basic table. This information was also shared with WTW.

Milliman was then engaged in June 2022 to do a full independent assessment concerning all of Monarch Life’s statutory reserves at December 31, 2021. That process was completed and Milliman issued an unqualified actuarial opinion in September 2022 (on the reserve balance as of December 31, 2021). Due to the difference in professional opinion regarding the applicability of the Analysis, and the above described work and conclusions that Monarch Life’s experience more closely aligns with the data in the 2013 IDI Basic table, on August 31, 2022, the appointment of Kimberly M. Steiner of WTW as Appointed Actuary was terminated, and Andrew H. Dalton of Milliman was appointed as Appointed Actuary of Monarch Life.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re. The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

Effective April 29, 2022, Core Bond Fund merged into Core Plus Bond Fund.

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2022

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements. Preparation of financial statements requires the use of estimates made by management. Actual results may differ from these estimates. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS: The investments in shares of the Funds are valued at fair value, which is the reported net asset value per share of the respective Funds each day that the New York Stock Exchange is open. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares redeemed and realized gains and losses are determined on the first-in, first-out method. Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds, and are recorded as income by the Account on the ex-dividend date.

FEDERAL INCOME TAXES: For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company. Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

FAIR VALUE MEASUREMENT: At December 31, 2022, all of the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements, which.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2022 are shown below:

	Purchases	Sales
U.S. Government Money Fund	$2,247,269	$2,002,953
Core Bond Fund	34,897	1,068,410
Discovery Mid Cap Growth Fund	2,461,655	990,717
Capital Appreciation Fund	6,076,305	1,411,014
Conservative Balanced Fund	1,293,631	1,285,553
Global Strategic Income Fund	1,883	119,575
Core Plus Bond Fund	1,051,345	78,699

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks related to the operations of the Account and deducts a daily charge from the assets of the Account to cover these risks. The daily charge varies by policy form and is currently equal to a rate of .50% to .75% (on an annual basis) of the policyowners’ investment base.

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2022

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, are shown below:

	2022			2021
	Issued	Redeemed	Net Increase (Decrease)	Issued	Redeemed	Net Decrease
U.S. Government Money Fund Division	86,556	(78,281)	8,275	76,751	(81,966)	(5,215)
Core Bond Fund	-	(22,009)	(22,009)	2	(1,015)	(1,013)
Discovery Mid Cap Growth Fund Division	307	(4,013)	(3,706)	70	(7,871)	(7,801)
Capital Appreciation Fund Division	1,298	(4,199)	(2,901)	165	(4,399)	(4,234)
Conservative Balanced Fund Division	926	(14,014)	(13,088)	779	(12,283)	(11,504)
Global Strategic Income Fund Division	186	(10,420)	(10,234)	482	(4,068)	(3,586)
Core Plus Bond Fund	105,069	(7,879)	97,190	-	-	-

NOTE 6-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base. This charge is for the cost of providing life insurance coverage for the insured.

Monarch Life may charge certain policies a quarterly administrative fee of $12.50. Additionally, Monarch Life may charge an excess reallocation fee of $25.00 for those policyowner’s who reallocate investment base more than five times a year. These fees (if applicable) would be deducted from a policyowner’s investment base.

Policies that have outstanding policyowner loans are charged an annual net loan cost, which ranges by policy form from .60% to 2.00%. A policyowner’s investment base is reduced by the net loan cost.

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2022

NOTE 7-POLICYOWNERS INVESTMENT BASE

Policyowners’ investment base for 2022, 2021, 2020, 2019, and 2018 consists of the following:

	At December 31,					For the year ended December 31,
2022	Units	Separate Account Index Lowest to Highest			Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base** Lowest to Highest			Total Return*** Lowest to Highest
U.S. Government Money Fund Division	101,874	$24.49	to	$26.73	$2,631,991	1.19%	.50%	to	.75%	0.51%	to	0.76%
Discovery Mid Cap Gr Fund Division	37,094	200.09	to	219.32	7,755,090	0.00%	.50%	to	.75%	(31.50%)	to	(31.32%)
Capital Appreciation Fund Division	51,635	262.52	to	288.74	14,127,036	0.00%	.50%	to	.75%	(31.30%)	to	(31.13%)
Conservative Balanced Fund Division	162,486	74.83	to	81.92	12,700,999	1.36%	.50%	to	.75%	(17.47%)	to	(17.27%)
Global Strategic Income Fund Division	29,603	10.04	to	10.30	301,688	0.00%	.50%	to	.75%	(12.12%)	to	(11.90%)
Core Plus Bond Fund Division	97,190	9.42	to	9.44	916,778	0.57%	.50%	to	.75%	(5.76%)	to	(5.66	%) †

2021
U.S. Government Money Fund Division	93,599	$24.36	to	$26.73	$2,387,677	0.01%	.50%	to	.75%	(0.74%)	to	(0.49%)
Core Bond Fund Division	22,009	51.05	to	56.01	1,181,678	2.09%	.50%	to	.75%	(2.38%)	to	(2.14%)
Discovery Mid Cap Gr Fund Division	40,800	292.09	to	319.36	12,445,777	0.00%	.50%	to	.75%	18.21%	to	18.51%
Capital Appreciation Fund Division	54,536	382.11	to	419.24	21,707,675	0.00%	.50%	to	.75%	21.66%	to	21.96%
Conservative Balanced Fund Division	175,574	90.67	to	99.01	16,610,694	1.49%	.50%	to	.75%	9.81%	to	10.08%
Global Strategic Income Fund Division	39,837	11.43	to	11.69	461,342	4.67%	.50%	to	.75%	(4.13%)	to	(3.89%)

2020
Government Money Fund Division	98,814	$24.55	to	$26.86	$2,535,374	0.21%	.50%	to	.75%	(0.52%)	to	(0.28%)
Total Return Bond Fund Division	23,022	52.30	to	57.23	1,264,507	3.02%	.50%	to	.75%	8.89%	to	9.16%
Discovery Mid Cap Gr Fund Division	48,601	247.09	to	269.49	12,537,477	0.04%	.50%	to	.75%	39.64%	to	39.99%
Capital Appreciation Fund Division	58,770	314.09	to	343.75	19,219,097	0.00%	.50%	to	.75%	35.57%	to	35.91%
Conservative Balanced Fund Division	187,078	82.57	to	89.95	16,105,835	2.03%	.50%	to	.75%	14.00%	to	14.28%
Global Strategic Income Fund Division	43,423	11.92	to	12.17	523,669	5.79%	.50%	to	.75%	2.63%	to	2.89%

2019
Government Money Fund Division	108,922	$24.67	to	$26.94	$2,790,012	1.69%	.50%	to	.75%	0.95%	to	1.20%
Total Return Bond Fund Division	25,236	48.03	to	52.43	1,270,586	3.34%	.50%	to	.75%	8.71%	to	8.98%
Discovery Mid Cap Gr Fund Division	52,495	176.94	to	192.51	9,680,965	0.00%	.50%	to	.75%	38.33%	to	38.67%
Capital Appreciation Fund Division	64,658	231.68	to	252.93	15,566,726	0.06%	.50%	to	.75%	35.18%	to	35.52%
Conservative Balanced Fund Division	206,074	72.43	to	78.70	15,542,739	2.24%	.50%	to	.75%	16.64%	to	16.93%
Global Strategic Income Fund Division	49,395	11.61	to	11.82	579,604	3.67%	.50%	to	.75%	9.98%	to	10.25%

2018
Government Money Fund Division	97,766	$24.44	to	$26.62	$2,483,648	1.31%	.50%	to	.75%	0.60%	to	0.85%
Total Return Bond Fund Division	26,569	44.18	to	48.11	1,228,328	3.29%	.50%	to	.75%	(1.76%)	to	(1.52%)
Discovery Mid Cap Gr Fund Division	58,803	127.92	to	138.82	7,827,195	0.00%	.50%	to	.75%	(6.79%)	to	(6.55%)
Capital Appreciation Fund Division	71,019	171.38	to	186.64	12,642,835	0.32%	.50%	to	.75%	(6.43%)	to	(6.20%)
Conservative Balanced Fund Division	225,150	62.10	to	67.31	14,537,286	1.98%	.50%	to	.75%	(6.03%)	to	(5.80%)
Global Strategic Income Fund Division	56,032	10.56	to	10.72	596,953	4.96%	.50%	to	.75%	(5.11%)	to	(4.88%)
2019 Division	-	24.27	to	25.50	-	-	.84%	to	1.09%	0.62%	to	0.88%

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2022

NOTE 7-POLICYOWNERS INVESTMENT BASE (continued)

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values. The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values. Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions. These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios. These ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

†Core Plus Bond Division Returns for period of 4/28/22-12/31/22.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

NOTE 9-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account. BCSI is a wholly-owned subsidiary of Monarch Life.

NOTE 10-SUBSEQUENT EVENTS

Management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2022 which require recognition or disclosure in the financial statements.

51260 05/23